SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ----------

                                    Form 8-K


                           Current Report Pursuant to
                             Section 13 or 15(d) of
                       the Securities Exchange Act of 1934




        Date of Report (Date of Earliest Event Reported): October 2, 2000
                                                          ----------------




                            COACHMEN INDUSTRIES, INC.
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             (Exact Name of Registrant as Specified in its Charter)




                                     Indiana
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                 (State or Other Jurisdiction of Incorporation)





                  1-7160                                    35-1101097
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         (Commission File Number)         I.R.S. Employer Identification Number)



2831 Dexter Drive, Elkhart, Indiana                      46514
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(Address of Principal Executive Offices)               (Zip Code)



                                 (219) 262-0123
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              (Registrant's Telephone Number, Including Area Code)

ITEM 5.  OTHER EVENTS.

                  On  October  2,  2000  the  Company   filed  a  press  release
announcing it has closed on its earlier announced sale of the assets of the Lux Company. A copy of the press release is attached as Exhibit 99.1.



ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

                  (a)      EXHIBITS

                  Exhibit
                  Number            Description
                  ------            -----------

                  99.1 October 2, 2000 Press Release announcing it has closed on its earlier announced sale of the assets of the Lux Company.

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            COACHMEN INDUSTRIES, INC.



                                            By: /s/ Richard M. Lavers
                                                --------------------------------
                                                Richard M. Lavers
                                                General Counsel & Secretary



Dated:  October 2, 2000